                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                              ORPHAN MEDICAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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
                                 [COMPANY LOGO]


                              ORPHAN MEDICAL, INC.
                              13911 RIDGEDALE DRIVE
                           MINNETONKA, MINNESOTA 55305







April 6, 2001


To Our Stockholders:

         You are cordially invited to attend the 2001 Annual Meeting of the Stockholders of Orphan Medical, Inc. (the "Company") which will be held at 3:30 p.m. on Thursday, May 24, 2001 at the Radisson Plaza Hotel, 35 South 7th Street, Minneapolis, Minnesota 55402.

         At the Annual Meeting of the Stockholders you will be asked to: (i) elect six directors to the Company's Board of Directors, (ii) approve an amendment increasing the number of authorized shares issuable under the Company's 1994 Stock Option Plan and (iii) approve the selection of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

         Please read the enclosed Notice of Annual Meeting and Proxy Statement which describes the business to come before the meeting. Please mark, sign and return the accompanying Proxy Card promptly in the enclosed postage-paid envelope. We hope you will be able to attend the meeting on May 24, 2001.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                    Sincerely,

                                    /s/ John Howell Bullion

                                    JOHN HOWELL BULLION
                                    Chief Executive Officer

                                 [COMPANY LOGO]

                              ORPHAN MEDICAL, INC.
                        13911 RIDGEDALE DRIVE, SUITE 250
                           MINNETONKA, MINNESOTA 55305
                            TELEPHONE (952) 513-6900

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2001

         The Annual Meeting of Stockholders of Orphan Medical, Inc. (the "Company") will be held Thursday, May 24, 2001, at 3:30 p.m. (Central Standard
Time), at the Radisson Plaza Hotel, 35 South 7th Street, Minneapolis, Minnesota 55402, for the following purposes:

     1. To elect six directors to serve until the next Annual Meeting of Stockholders;

     2. To approve an amendment to the Company's 1994 Stock Option Plan increasing the number of shares authorized for issuance under the plan from 1,925,000 shares to 2,675,000 shares;

     3. To approve the selection of Ernst & Young LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2001; and

     4. To consider and act upon any other business that may properly come before the meeting or any adjournment thereof.

         The Board of Directors of the Company has designated the close of business on March 26, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record of the Company's Common Stock and Senior Convertible Preferred Stock at the close of business on that date will be entitled to vote.

         You are cordially invited to attend the meeting. If you do not expect to be present at the meeting, please fill in, sign, date and mail the enclosed proxy card as promptly as possible. Enclosed with the proxy card is an envelope addressed to the Company for which no postage is required if mailed in the United States.

                                   By Order of the Board of Directors


                                   /s/ John Howell Bullion
                                   --------------------------------------
                                   Chairman of the Board, Chief Executive
                                   Officer and Secretary



Minnetonka, Minnesota
April 6, 2001

                              ORPHAN MEDICAL, INC.

                        13911 RIDGEDALE DRIVE, SUITE 250
                           MINNETONKA, MINNESOTA 55305

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2001


                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Orphan Medical, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 24, 2001, at 3:30 p.m. (Central Standard Time), at the Radisson Plaza Hotel, 35 South 7th Street, Minneapolis, Minnesota 55402, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement and the form of proxy enclosed are being mailed to stockholders with the Company's Annual Report to Stockholders commencing on or about April 9, 2001.

         The only matters the Board of Directors knows will be presented are those stated in Proposals 1, 2 and 3 of this Proxy Statement. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF PROPOSALS 1, 2 AND 3. Should any other matter properly come before the meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such matter.

                          VOTING RIGHTS AND PROCEDURES

         Common Stock and Senior Convertible Preferred Stock stockholders (collectively, the "stockholders") of record at the close of business on March 26, 2001 will be entitled to vote at the Annual Meeting or any adjournments thereof. As of that date, a total of 8,475,331 shares of such Common Stock and 8,706 shares of Senior Convertible Preferred Stock were outstanding (collectively, the "Voting Stock"), each share of Common Stock being entitled to one vote and each share of Senior Convertible Preferred Stock being entitled to voted on an "as converted" basis. On March 26, 2001, the Company's Senior Convertible Preferred Stock was convertible into an aggregate of 1,069,533 shares of Common Stock, which approximates 122.807 shares of Common Stock for each share of Senior Convertible Preferred Stock. There is no cumulative voting. If a stockholder returns a proxy withholding authority to vote the proxy with respect to a nominee for director, then the shares of the Voting Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee, but shall not be deemed to have been voted for such nominee. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum, but shall not be deemed to be present and entitled to vote at the Annual Meeting for purposes of calculating the vote with respect to such matter.

         Shares of the Company's Common Stock and Senior Convertible Preferred Stock represented by proxies in the form solicited will be voted in the manner directed by a stockholder. If no direction is given, the proxy will be voted for the election of the nominees for director named in this Proxy Statement, for approval of the amendment increasing the number of authorized shares issuable under the Company's 1994 Stock Option Plan and for approval of the selection of Ernst & Young LLP as the Company's independent public accountants. So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the Annual Meeting. In the event that any other matters properly come before the Annual Meeting and call for a vote of stockholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on these matters.

         A stockholder may revoke a proxy at any time before it is voted by: (i) delivering to any officer of the Company a written notice of termination of the proxy's authority, (ii) filing with an officer of the Company another proxy bearing a later date or (iii) appearing and voting at the meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth, as of March 1, 2001, certain information with respect to the beneficial ownership of the Company's Voting Stock by (i) each person known to the Company to have been beneficial owner of more than 5% of such stock, (ii) each director, (iii) each executive officer named in the "Summary Compensation Table" below, and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted, the stockholders listed in the table below have sole voting and investment powers with respect to the shares owned by them.

         Beneficial ownership is determined and presented in the table in accordance with rules of the Securities and Exchange Commission and includes general voting power and/or investment power with respect to the securities. Shares of the Company's Common Stock subject to options currently exercisable or exercisable within 60 days of March 1, 2001 are deemed to be outstanding for purposes of computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.


                                                                            Amount and
                                                                            Nature of     Percentage of
                                                                            Beneficial     Common Stock
                Name and Address of Beneficial Owner                        Ownership      Outstanding
---------------------------------------------------------------------- ----------------  ----------------
OrbiMed Advisors LLC (1)                                                     1,265,000         14.92%
   767 Third Avenue - 6th Floor
   New York, NY  10017-2023
UBS Capital II, LLC (2)                                                      1,596,874         15.85
   299 Park Avenue
   New York, NY  10171-0026
John Howell Bullion (3)                                                        485,312          5.47
William Houghton M.D. (4)                                                       83,670          *
Dayton T. Reardan, Ph.D. (5)                                                    87,110          *
Patti A. Engel (6)                                                              28,960          *
Timothy G. McGrath (7)                                                          18,925          *
Lawrence C. Weaver, Ph.D., D.Sc. (Hon.) (8)                                     50,340          *
W. Leigh Thompson, Ph.D., M.D. (9)                                              37,500          *
William M. Wardell, M.D., Ph.D. (10)                                            40,500          *
Michael Greene (11)                                                             15,000          *
Julius A. Vida, Ph.D. (12)                                                      15,000          *
All directors and executive officers as a group (10 persons) (13)              862,317          9.36
* Less than 1 percent.

(1) OrbiMed Advisors LLC has shared voting and investment power with respect to 1,265,000 shares of the Company's Common Stock. The number of shares beneficially owned is based on a Schedule 13G filed by OrbiMed Advisors on March 24, 2000.
(2) UBS Capital II, LLC has sole voting and investment power with respect to:
(i) 8,706 shares of Senior Convertible Preferred Stock, which is convertible into 1,069,533 shares of Common Stock and (ii) 3,174 shares of Series B Convertible Preferred Stock, which is convertible into 506,619 shares of Common Stock. In addition, UBS Capital II, LLC owns 20,572 shares of unregistered common stock. The shares of Senior Preferred Convertible Stock and Series B Convertible Preferred Stock vote on an as-converted basis.
(3) Includes 390,000 shares issuable upon the exercise of options that are currently exercisable or will become issuable pursuant to options exercisable within 60 days after March 1, 2001.
(4) Includes 78,000 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after March 1, 2001.
(5) Includes 77,400 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after March 1, 2001.

(6) Includes 26,470 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after March 1, 2001.
(7) Includes 17,475 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after March 1, 2001.
(8) Includes 35,000 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after March 1, 2001.
(9) Includes 37,500 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after March 1, 2001.
(10) Includes 39,000 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after March 1, 2001.
(11) Includes 15,000 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after March 1, 2001.
(12) Includes 15,000 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after March 1, 2001.
(13) Includes 730,845 shares that may be acquired within 60 days of March 1, 2001 through the exercise of options by all executive officers and directors as a group.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

         The business and affairs of the Company are managed under the direction of its Board of Directors, which is presently comprised of six members. Six directors have been nominated for election to the Company's Board of Directors at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

         The Company's incumbent directors, John Howell Bullion, Michael Greene,
W. Leigh Thompson, Ph.D., M.D., Julius A. Vida, Ph.D., William M. Wardell, M.D., Ph.D., and Lawrence C. Weaver, Ph.D., D.Sc. (Hon.), have been nominated for election at the Annual Meeting. Each of Messrs. Bullion and Greene and Drs. Thompson, Vida, Wardell and Weaver have indicated a willingness to serve, but in case any of them is not a candidate at the Annual Meeting, the persons named as proxies in the enclosed form of proxy may vote for a substitute nominee in their discretion. Information concerning the director nominees is set forth below.

JOHN HOWELL BULLION          Mr. Bullion, 49, has been Chief Executive Officer
                             of the Company since June 1994 and Chairman of the Board of Directors since December 30, 1998. Mr.
                             Bullion is a co-founder of Chronimed Inc., the company from which Orphan Medical, Inc. was spun off in 1994. He has been a director of Chronimed since 1985. Prior to joining the Company, Mr.
                             Bullion served as President of Bluestem Partners, an investment and consulting company; Dahl &
                             Associates, a soil and ground water remediation company; and Concurrent Knowledge Systems, Inc., a software development company. Mr. Bullion also served as partner and Vice President with First
                             Bank System Venture Capital Company for seven years.


MICHAEL GREENE               Mr. Greene, 39, has been a director of the Company
                             since July 1998. Mr. Greene is a partner at UBS
                             Capital, LLC ("UBS") and has been with UBS since it was founded in 1993. Prior to joining UBS, Mr.
                             Greene was a senior member of the Union Bank of Switzerland's Leveraged Finance Group from 1990 to
                             1992. Mr. Greene is a graduate of The College of Holy Cross with a B.A. in Economics and earned an M.B.A. from Harvard Business School. Mr. Greene also serves as a director for Metrocall Inc., and Desa International.

W. LEIGH THOMPSON, PH.D.,    Dr. Thompson, 62, has been a director of the
                             Company since August 1995. Since M.D. 1996, Dr.
                             Thompson has been President and Chief Executive
                             Officer of Profound Quality Resources, Ltd., which provides worldwide consulting services to health institutions and manufacturers. From 1982 through 1995, Dr. Thompson had responsibility for animal and human product research at Eli Lilly and Company, where he held a number of executive positions, including Chief Scientific Officer,
                             Director, Executive Director, Vice President, Group
                             Vice President and Executive Vice President. Prior to Eli Lilly and Company, Dr. Thompson was
                             Professor of Medicine at Case Western Reserve
                             University. Dr. Thompson also serves on the boards of BAS, Inc., DepoMed, Inspire Pharmaceuticals,
                             LaJolla Pharmaceuticals, Maret Corporation, Tanabe
                             Research Laboratory, and Medarex, Inc.

JULIUS A. VIDA, PH.D.        Dr. Vida, 72, has been a director of the Company
                             since October 1998. Dr. Vida is the President of
                             Vida International Pharmaceutical Consultants, which was founded in 1993. Dr. Vida also serves as a director for Medarex, Inc. Past employment includes over 15 years experience with Bristol
                             Myers Squibb Co., last serving as Vice President,
                             Business Development, Licensing and Strategic
                             Planning from 1991 to 1993. Dr. Vida earned his
                             Ph.D. from the Carnegie

                             Institute of Technology and his M.B.A. from Columbia University.

WILLIAM M. WARDELL,          Dr. Wardell, 62, has been a director of the Company
M.D., PH.D.                  since August 1995. Since June 2000, Dr. Wardell has
                             been the President of Wardell Associates
                             International, a pharmaceutical consulting firm.
                             Dr. Wardell previously served as President of Wardell Associates International from January 1995 to January 1996. From January 1996 to June 2000,
                             Dr. Wardell served as Senior Scientific Officer for
                             Covance, Inc. (formerly Corning-Besselaar), a contract research organization. Dr. Wardell also serves as a director for PharMetrics, Inc. and PlytoCentra. Prior to 1995, Dr. Wardell served as
                             President of Protein Engineering Corporation, a privately held biotechnology company. Prior to joining Protein Engineering Corporation, Dr.
                             Wardell was Senior Vice President of the
                             Parke-Davis Pharmaceutical Research Division of
                             Warner Lambert Company. From 1983 to 1991, Dr.
                             Wardell was Vice President/Medical Director of
                             Boeringer Ingelheim Pharmaceuticals, Inc. and was a member of Boeringer Ingelheim's International
                             Steering and Medical Committees, which had responsibility for worldwide research, development, clinical and regulatory programs. Prior to entering the pharmaceutical industry, Dr. Wardell was Associate Professor of Pharmacology and Toxiology and Assistant Professor of Medicine at the University of Rochester Medical Center. Dr. Wardell has also been a Commissioner of the Pharmaceutical
                             Manufacturers Association's Commission on Drugs for
                             Rare Diseases, and a Vice President and Board member of the American Society for Clinical
                             Pharmacology and Therapeutics.

LAWRENCE C. WEAVER,          Dr. Weaver, 76, has been a director of the Company
PH.D., D.SC. (HON.)          and Chairman of its Advisory Board since August
                             1994. Dr. Weaver also serves as a director for Zinpro Corporation, Zinpro Animal Nutrition, Inc.
                             and Cranes Pharmacy. Dr. Weaver has been Dean and
                             Professor Emeritus at the University of Minnesota since 1989. Dr. Weaver served as Dean of the College of Pharmacy at the University of Minnesota from 1966 through 1984, and as the Interim Dean from 1994 through 1996. From 1984 through 1989, Dr.
                             Weaver was Vice President for Professional
                             Relations of the Pharmaceutical Manufacturers
                             Association ("PMA") and Executive Director of the
                             PMA Commission on Rare Diseases. Prior to 1966, Dr.
                             Weaver held various scientific and management positions in the pharmaceutical industry. Dr.
                             Weaver has received the FDA Commissioners Award and other awards for his work in the orphan drug area, has organized several international symposia on orphan drugs and participated in the founding of other orphan drug companies.


BOARD RECOMMENDATION AND REQUIRED STOCKHOLDER VOTE

         The affirmative vote of a majority of the shares of Voting Stock present and entitled to vote at the Annual Meeting is necessary to elect the nominees for director. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. BULLION AND GREENE AND DRS. THOMPSON, VIDA, WARDELL AND WEAVER.

COMPENSATION OF DIRECTORS

         Directors who are not employees of the Company receive $10,000 annually for serving on the Board of Directors. In addition, directors who are not employees receive $1,000 for each meeting, $500 for each telephone meeting and $250 for committee meetings. Directors are also reimbursed for out-of-pocket expenses incurred in attending Board of Directors' and committee meetings.

         In addition, pursuant to the Company's 1994 Stock Option Plan (the "Stock Plan"), each new non-employee director receives an option to purchase 25,000 shares of Company common stock on the date of such director's initial election to the Board of Directors. Each option has an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, with 5,000 shares vesting immediately and the remaining 20,000 shares vesting over a four-year period in 5,000 share increments. Each option has a term of ten years. After the option to purchase 25,000 shares has vested, each non-employee director is entitled to receive an option to purchase 5,000 shares for each additional year on the Board, which options vest immediately and also have a term of ten years. In fiscal 2000, three of the Company's directors, Drs. Thompson, Wardell and Weaver, were each entitled to receive options to purchase 5,000 shares of Common Stock. These options will be granted upon stockholder approval of an amendment to the Stock Plan increasing the numbers of shares available for issuance under the Stock Plan from 1,925,000 shares to 2,675,000 shares. See "Proposal 2: Approval of Amendment to 1994 Stock Option Plan" in this Proxy Statement.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         During 2000, the Board of Directors of the Company held five meetings. The Board of Directors has established an Audit Committee consisting of Mr. Greene and Drs. Vida and Weaver, a Compensation Committee consisting of Mr. Greene and Drs. Wardell and Weaver and a Regulatory Oversight Committee consisting of Drs. Thompson, Wardell and Weaver. The Audit Committee's function is to review and make recommendations to the Board of Directors with respect to certain financial and accounting matters. The Audit Committee met four times during 2000. The Compensation Committee's function is to review and make certain determinations with respect to matters concerning the compensation of employees, officers and directors. The Compensation Committee met once during 2000. The Regulatory Oversight Committee's function is to keep the Board informed on matters pertaining to regulatory compliance. The Regulatory Oversight Committee met once during 2000. The Board of Directors does not have a standing nominating committee. Each director attended at least 75% of the meetings of the Board of Directors and committees upon which such director served during 2000.

         The Board of Directors has also established an Advisory Board consisting of eight individuals that advise the Company with respect to the planning or execution of its product acquisition and development programs. Each of the members of the Advisory Board has development or marketing expertise with respect to products under development by the Company. Members of the Advisory Board provide services to the Company on a nonexclusive basis and do not meet on a formal or regular basis. The Company consults with one or more members of the Advisory Board from time to time by means of meetings or telephone conference calls. Dr. Weaver, who is Chairman of the Advisory Board, is the only director of the Company who is also an Advisory Board member.

                             EXECUTIVE COMPENSATION

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         Compensation Philosophy

         The Compensation Committee determines the policies for and structure and amount of all compensation for the Board of Directors and the executive officers of the Company, including the Chief Executive Officer. The Compensation Committee is composed entirely of directors who are not employees of the Company. The Compensation Committee's primary objectives are to:

              - Provide compensation that will attract, retain and motivate high-caliber executives;

              - Motivate officers to achieve important Company performance goals; and

              - Align the interests of the executive officers with those of the Company's stockholders.

         The Company has a "pay for performance" compensation program designed to motivate and reward executives for attaining financial and strategic objectives essential to the Company's success and continued growth while at the same time allowing the Company to attract, retain and motivate high-caliber executives. The Company's practice is to work with the Compensation Committee to establish annual Company financial performance targets and individual performance goals for each executive officer at the outset of each year, and to pay bonuses based on performance against these pre-established targets and goals. Base salaries for the Company's executive officers are generally average in comparison to executive officer salaries paid by comparable peer companies. Through the bonus program, the Company's executive officers have an opportunity to earn above average compensation as compared to comparable peer companies.

          An additional aspect of the Company's compensation program is the use of stock options. Through the use of stock based incentives, the Company believes that an executive officer's interests will be aligned with the long-term interests of the Company's stockholders. Executive officers are, thereby, given an incentive to not only meet their annual performance objectives, but also to achieve longer term strategic goals.

         The following discussion describes the key components of the compensation program. The Compensation Committee retains the right to consider factors other than those described below in setting executive compensation levels for individual officers.

         Executive Officer Compensation Program

         The key components of the Company's compensation program for its executive officers are (a) base salary, (b) annual cash bonus compensation and
(c) long-term incentive compensation in the form of stock options.

         Base Salary

         The Chief Executive Officer annually reviews the base salary of each executive officer and makes recommendations to the Compensation Committee regarding the base salaries for the executive officers (other than the Chief Executive Officer). In determining base salaries, the Compensation Committee takes into account individual experience and performance, performance during the preceding 12 months, salary levels for similar positions at comparable peer companies and other issues particular to the Company. Salaries for the Company's executive officers are generally average when compared to salaries paid by comparable peer companies. The Compensation Committee generally approves the Chief Executive Officer's base salary recommendations.

         Annual Cash Bonus Compensation

         In fiscal 2000, the Compensation Committee awarded cash bonuses to all executive officers except the Chief Executive Officer, and to other employees in recognition of achieving predetermined Company financial and operational objectives, which generally included optimization of revenues and gross margins and minimizing operational losses, and achieving individual performance goals. Executive officers were entitled to receive a cash bonus for achievement of either the Company's financial and performance objectives or achievement of personal performance goals, or a combination of both.

         Long Term Incentive Program

         Stock options are granted to executive officers under the Company's 1994 Stock Option Plan (the "Stock Plan"). The purposes of the Stock Plan are to attract, retain and motivate personnel capable of assuring the future success of the Company by affording them an opportunity to acquire an ownership interest in the Company and to align executive officer compensation directly with the creation of stockholder value.

         The Stock Plan authorizes the Compensation Committee to grant stock options to executives and other key employees. When making option grant determinations, the Compensation Committee considers the recommendation of the Chief Executive Officer, an individual's performance and the Company's overall performance, as well as option grants to executives made by comparable peer companies. When determining the size of an option grant, the Compensation Committee takes into account a number of factors, including levels of options granted by comparable peer companies and the number of options already outstanding or previously granted.

         The Compensation Committee's policy is to not grant stock options annually, but to review each individual's performance and option position on an annual basis. All of the Company's outstanding stock options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant. Options granted under the Stock Plan have a term of ten years for incentive stock options and 15 years for nonqualified stock options and generally vest ratably over a four-year period. Executive officers will only benefit from stock options if, at the time the options are exercised, the price of the Common Stock has appreciated over its price on the date of the stock option grant.

         The Compensation Committee did not grant any options to executive officers in 2000.

         The Company is seeking stockholder approval of an amendment to increase the number of shares authorized for issuance under the Stock Plan from 1,925,000 shares to 2,675,000 shares. See "Proposal 2: Approval of Amendment to 1994 Stock Option Plan" in this Proxy Statement.

         Chief Executive Officer Compensation

         Base Salary and Annual Bonus Compensation

         Effective October 29, 1999, Mr. John Bullion, Chief Executive Officer, entered into an employment agreement with the Company that provides for an annual base salary of $180,000 in fiscal 2000 and $200,000 in fiscal 2001 and 2002. During 1997, Mr. Bullion voluntarily reduced his base salary from $175,000 to $110,000 on an annualized basis through October 1998 and from $175,000 to $160,000 on an annualized basis from November 1998 through October 1999.

         Mr. Bullion's annual base salary and annual bonus compensation are set by the Compensation Committee, taking into account such factors as the Company's financial performance, Mr. Bullion's leadership within the Company, his performance with respect to personal performance goals, his pay in relation to the pay of chief executive officers at comparable peer companies and the Compensation Committee's overall compensation philosophy.

         The Compensation Committee has not yet determined the amount of cash bonus, if any, to be paid to Mr. Bullion for his performance in fiscal 2000. The Compensation Committee previously approved the payment of $16,000 in 1998 and $1,875 in 1999 to Mr. Bullion as repayment of voluntary salary reductions.

         Stock Option Awards

         The Compensation Committee has not yet made a determination of the number of stock options, if any, to be granted to the Chief Executive Officer for his performance in fiscal 2000.

         Tax Deductibility of Executive Compensation

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits the corporate deduction for compensation paid to executive officers to $1,000,000, unless the compensation qualifies as "performance based compensation" under the Code. This limitation should not affect the deductibility of compensation paid to the Company's executive officers for the foreseeable future. The Stock Plan complies with Section 162(m) in order that compensation resulting from stock options under the Stock Plan will not be counted toward the $1,000,000 limit on deductible compensation under
Section 162(m). The Company is seeking stockholder approval of an amendment to the Stock Plan to increase the number of authorized shares so that the compensation attributable to the exercise of stock options may continue to be excluded from the $1,000,000 limitation. See "Proposal 2: Approval of Amendment to 1994 Stock Option Plan" in this Proxy Statement. The Committee has not formulated any policy with respect to qualifying other types of compensation for deductibility under Section 162(m).

Michael Greene
Lawrence C. Weaver, Ph.D., D.Sc. (Hon.)
William M. Wardell, M.D., Ph.D.
Members of the Compensation Committee

SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and non-cash compensation for the three fiscal years ended December 31, 2000, awarded to or earned by the Chief Executive Officer and all other executive officers of the Company.

                                                     Annual                Long-Term
                                                  Compensation           Compensation
                                            -------------------------       Awards
                                                                       ---------------    All Other
-------------------------------- --------- ------------                   Securities    --------------
--------------------------------   Fiscal  ------------                   Underlying      Compensation
  Name and Principal Position       Year     Salary ($)   Bonus ($)        Options #        ($) (3)
-------------------------------- --------- ------------ ------------   ---------------  --------------
John Howell Bullion                 2000          180,000           0               0            730
  Chairman of the Board, Chief      1999          175,000       1,875          65,000            264
  Executive Officer and Secretary   1998          118,333      16,000               0              0

William Houghton, M.D. (1)          2000          208,115      10,000               0          7,841(4)
  Chief Operating Officer           1999          200,000           0          36,000          2,260(4)
                                    1998           71,212           0         100,000              0

Dayton T. Reardan, Ph.D.            2000          150,000      30,000               0            660
  Vice President of                 1999          146,667           0           7,000            155
     Regulatory Affairs             1998          124,087      35,000               0              0

Patti A. Engel                      2000          150,000      81,445               0            600
  Vice President of Sales and       1999          148,294      26,850          17,920            118
     Marketing                      1998          106,599      68,943          23,000              0

Timothy G. McGrath  (2)             2000          135,000      47,000               0            524
  Vice President and Chief          1999           33,750           0          41,475             15
     Financial Officer

     (1) Dr. Houghton was hired as the Company's Chief Operating Officer in August 1998.

     (2) Mr. McGrath was hired as the Company's Vice President and Chief Financial Officer effective October 1, 1999. From April 1999 through September 1999, the Company retained Mr. McGrath as a consultant and paid $38,175 for consulting fees during 1999.

     (3) Except as indicated below, includes amounts paid for group term life insurance paid for each executive, ($180 for Mr. Bullion, $180 for Dr. Reardan, $120 for Ms. Engel and $92 for Mr. McGrath) and disability insurance paid for each executive, ($550 for Mr. Bullion, $480 for Dr. Reardan and Ms. Engel, and $432 for Mr. McGrath) for the fiscal year ending December 31, 2000. Includes amounts paid for group term life insurance paid for each executive for the fiscal year ending December 31, 1999.

     (4) Includes group term life insurance ($516), disability insurance ($659), and travel expenses paid per terms of employment for the fiscal year ended December 31, 2000 and group term life insurance ($708) and travel expenses paid per terms of employment for the fiscal year ended December 31, 1999.

OPTION GRANTS IN LAST FISCAL YEAR

         In 2000, the Compensation Committee did not grant stock options to any of the executive officers named in the "Summary Compensation Table" above.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

         The following tables summarizes stock option exercises in fiscal 2000 by the executive officers named in the "Summary Compensation Table" above and the value of options held by such persons at December 31, 2000.

                                                          Number of Securities          Value of
                                                               Underlying              Unexercised
                                                           Unexercised Options    In-the-Money Options
                                Shares                     At Fiscal Year End      At Fiscal Year End
                             Acquired on       Value          (Exercisable/           (Exercisable/
                               Exercise    Realized ($)      Unexercisable)      Unexercisable) ($) (1)
                            -----------------------------------------------------------------------------
John Howell Bullion                      0             0     390,000/25,000         3,498,750/190,625
William Houghton                         0             0      78,000/87,000          534,000/485,375
Dayton T. Reardan                        0             0      77,400/4,600           616,075/36,800
Patti A. Engel                           0             0      59,720/18,200          448,025/73,600
Timothy G. McGrath                       0             0      17,475/32,000          128,722/174,000



         (1) "Value" is based upon the difference between the per share option exercise price and the last sale price per share of the Common Stock on December 29, 2000, which was $14.125.

EMPLOYMENT AGREEMENTS

         An employment agreement between the Company and John Howell Bullion, Chief Executive Officer, was executed on October 29, 1999. The agreement commenced October 20, 1999 and continues for a three-year period. At the end of the three-year period, the agreement will automatically renew for successive two-year periods, unless terminated by either party in accordance with the terms of the agreement. The employment agreement automatically terminates upon the mutual agreement of the parties, upon Mr. Bullion's death, or if Mr. Bullion is disabled for a continuous nine-month period. Mr. Bullion's employment agreement provides for an annual base salary of $180,000 for the calendar year 2000 and $200,000 for calendar years 2001 and 2002. Mr. Bullion may terminate his employment at any time upon 90 days written notice to the Company, in which case he will receive his base salary and accrued vacation and sick pay through the date of termination.

         The Company may terminate Mr. Bullion's employment at any time for good cause. The employment agreement defines good cause a willful and continued failure by Mr. Bullion to substantially perform his duties, or willful misconduct by Mr. Bullion that is materially injurious to the Company. If the Company terminates Mr. Bullion for cause, Mr. Bullion will receive his base salary and accrued vacation and sick pay through the date of termination. If the Company terminates Mr. Bullion without cause, the employment agreement provides that Mr. Bullion will receive one year's salary, a bonus equal to the average bonus paid to him in the most recent two fiscal years, all accrued vacation and sick pay. In addition, upon a termination without cause, all of Mr. Bullion's unvested options will immediately vest and he will be entitled to participate in the Company's benefit plans for a two year period, which includes continued payment by the Company of Mr. Bullion's health, life and disability insurance premiums for that period. The employment agreement provides that Mr. Bullion may treat a material change in his position, duties or location of employment as a termination by the Company without cause. Mr. Bullion may also treat termination of his employment upon one year's advance notice by the Company as a termination without cause.

         The employment agreement also provides for payments to Mr. Bullion if the Company terminates him within 120 days of the effective date of a change in control of the Company. In such event, Mr. Bullion will receive two years' base salary, all accrued vacation and sick pay as of the date of termination and the Company will continue to pay his health, life and disability insurance premiums for two years. The Company may offset severance payments to Mr. Bullion by amounts Mr. Bullion receives from other full-time employment during the two year-period following his termination.

CHANGE IN CONTROL ARRANGEMENTS

         The Company has entered into agreements with its executive officers providing for the payment of certain benefits to the officers if their employment terminates following a "change in control" of the Company. The agreements provide for payment of benefits if an officer's employment is terminated within the 12 months following a change in control if the officer was terminated without cause, required to relocate or required to accept less pay or less responsibility. The formula and payout for the benefits under the change in control agreement is the highest annual salary and incentive payment within the last two years divided by 12 multiplied by the following number of months for the officers: Dr. Houghton, 18 months; Mr. McGrath, 12 months; Ms. Engel, 12 months; and Dr. Reardan, 12 months.

                          COMPARATIVE STOCK PERFORMANCE

         The graph below compares the cumulative total return on the Company's Common Stock for the last five fiscal years with the cumulative total return of the NASDAQ Total Return Index (U.S. Companies) and the NASDAQ Pharmaceutical Stock Index for the same period. The graph assumes the investment of $100 on December 31, 1995, in the Company's Common Stock, the NASDAQ Total Return Index and the NASDAQ Pharmaceutical Stock Index and reinvestment of all dividends.

                                  [LINE GRAPH]



                                                 NASDAQ Stock Market
                                                 Total Return Index        NASDAQ Pharmaceutical
   December 31,       Orphan Medical, Inc.        (U.S. Companies)          Total Return Index
                    --------------------------------------------------------------------------------
       1995                   100.00                    100.00                     100.00
       1996                   150.00                    123.04                     100.31
       1997                   74.05                     150.69                     103.66
       1998                   119.23                    212.51                     131.95
       1999                   79.81                     394.74                     248.01
       2000                   217.31                    237.62                     308.49

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors, executive officers and persons who own more than 10% of a class of the Voting Stock of the Company, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Company's Voting Stock and other equity securities. Executive officers, directors and greater-than-10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. The Company is required to disclose in this Proxy Statement any delinquent filing of such reports and any failure to file such reports during fiscal year 2000. Based solely on a review of the copies of such Section 16(a) reports filed by the directors, executive officers and greater-than-10% stockholders, and written representations from such reporting persons that no other reports were required to be filed, the Company believes that all Section 16(a) filing requirements applicable to these individuals and stockholders have been met.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         John Howell Bullion, Chief Executive Officer and a director of the Company, is also a director of Chronimed. The Company was spun off by Chronimed in 1994 as a stock dividend to the then stockholders of Chronimed.


           PROPOSAL 2: APPROVAL OF AMENDMENT TO 1994 STOCK OPTION PLAN

         The Company believes that stock options are an important element of compensation in attracting and retaining executives, other key employees and outside directors, and in motivating and retaining skilled management personnel and outside directors. There are currently 65 participants in the Stock Plan. Generally, the consideration to be received by the Company for awards under the 1994 Stock Plan ("Stock Plan") will be the participants' past, present or expected future contributions to the success of the Company. The Stock Plan was adopted by the Board of Directors of the Company (the "Board") in August 1994, and provided for the issuance of 1,250,000 shares of the Company's Common Stock. The Stock Plan was approved by the Company's stockholders on October 5, 1995. The Stock Plan was amended by the Board on December 13, 1996, and approved by the Company's stockholders on May 8, 1997, to increase the number of shares authorized for issuance thereunder from 1,250,000 to 1,550,000 shares. The Stock Plan was also amended by the Board on March 3, 1999, and approved by the Company's stockholders on May 26, 1999, to increase the number of shares authorized for issuance thereunder to 1,925,000 shares.

         As of March 6, 2001, options to purchase 1,920,489 shares of the Company's Common Stock have been granted, net of cancellations and forfeitures, and 4,511 shares remain available for grant. Since the increase in shares available for issuance under the Stock Plan in 1999, the Company has issued approximately 2,900,000 shares of stock outside of the Stock Plan (on a fully diluted basis), without any corresponding increase in the number of shares of Common Stock available under the Stock Plan. In consideration of this factor and the small number of shares remaining available for awards under the Stock Plan, on March 6, 2001, the Board approved an amendment to the Stock Plan increasing the number of shares authorized for issuance thereunder from 1,925,000 to 2,675,000 shares. The March 6, 2001 amendment is subject to approval by the Company's stockholders at the Annual Meeting. If the stockholders fail to approve the amendment at the Annual Meeting, the Company believes it will be severely constrained in its ability to attract and retain executives, other key employees and outside directors, and in motivating and retaining skilled management personnel and outside directors necessary for the Company's success. Except for annual option grants to non-employee directors, the number of options that will be granted to individual participants under the amended Stock Plan are not determinable, as the Compensation Committee will make such determinations in its sole discretion.

SUMMARY OF THE STOCK PLAN

         The Stock Plan provides for the grant of options to purchase shares of Common Stock to any director, full-time or part-time employee of, or any consultant to the Company. Options granted under the Stock Plan to full or part-time employees may qualify as incentive stock options under the Code or may be non-incentive stock options. Options granted to persons who are not full-time or part-time employees of the Company may not qualify as incentive stock options under the Code. The Stock Plan is administered by the Compensation Committee, which is comprised solely of non-employee directors selected by the Board. The Compensation Committee has the authority: (i) to determine the purchase price of the Common Stock covered by each option, (ii) to determine the directors and employees to whom and the time or times at which such options shall be granted and the number of shares to be subject to each option, (iii) to determine the terms and provisions of each option agreement under the Stock Plan, including the designation of those options intended to be incentive stock options, (iv) to determine the terms and conditions for the vesting and exercise of each option,
(v) to accelerate the time at which all or any part of an option may be exercised, (vi) to amend or modify the terms of any option with the consent of the optionee, (vii) to interpret the Stock Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Stock Plan, and (ix) to make all other determinations necessary or advisable for the administration of the Stock Plan, subject to the exclusive authority of the Board of Directors to amend or terminate the Stock Plan. The Stock Plan provides that no employee may be granted options for more than 400,000 shares of Common Stock in the aggregate in any calendar year. Determinations and interpretations with respect to the Stock Plan are in the sole discretion of the Compensation Committee, whose determinations and interpretations will be final and conclusive. The Stock Plan terminates on August 24, 2004, and no options may be granted after such date.

         The exercise price of an incentive option granted under the Stock Plan may not be less than the fair market value of the Common Stock on the date the option is granted (in the event that a proposed optionee owns more than 10% of the Company's Common Stock, any incentive stock option granted to such optionee must have an exercise price not less than 110% of the then fair market value). The exercise price of any non-incentive stock option granted under the Stock Plan is determined by the Compensation Committee, but may not be less than the fair market value of the underlying Common Stock on the date of grant. The term of each incentive stock option is determined by the Compensation Committee, but may not exceed 10 years from the date of grant (or, in the case of an incentive option granted to an owner of more than 10% of the Common Stock, five years). The term of any non-incentive stock option may not exceed 15 years. A person who has been granted an option under the Stock Plan may be granted additional options, but to the extent the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by such person during any calendar year exceeds $100,000, such options will be treated as options that do not qualify as incentive stock options.

         Options granted under the Stock Plan are not transferable except in limited circumstances. Options that qualify as incentive stock options may be transferred only upon the death of the option holder, either by will or by the laws of intestate succession. Options that do not qualify as incentive stock options may be transferred to the option holder's blood or adoptive children, or upon the death of the option holder, either by will or the laws of intestate succession.

         All stock options granted under the Stock Plan provide for an acceleration of vesting of such options in the event of a "change of control". A change of control is defined as any of the following: (i) a public announcement that any person has acquired or has the right to acquire beneficial ownership of 51% or more of the then outstanding shares of the Common Stock of the Company and, for this purpose, the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Securities Exchange Act of 1934 or related rules promulgated by the Securities and Exchange Commission; (ii) the commencement of or public announcement of an intention to make a tender or exchange offer for 51% or more of the then outstanding Common Stock of the Company; (iii) a sale of substantially all of the assets of the Company; or (iv) the Board of Directors of the Company, in its sole and absolute discretion, determines that there has been a sufficient change in the stock ownership of the Company to constitute a change of control of the Company. In the event of a change of control, all options granted under the Stock Plan and outstanding at the time of the change of control become immediately exercisable, regardless of the vesting requirements of such options pursuant the terms of the individual participant's stock option agreement.

         The Board may suspend or terminate the Stock Plan or any portion thereof at anytime. The Board may also amend the Stock Plan at any time, but such action may not, without the consent of the affected participants, adversely affect the rights or obligations of the participants under outstanding stock options. The Board may increase the number of shares of Common Stock that will be available for issuance under the Stock Plan, subject to stockholder approval. No amendment or modification of the Stock Plan, without approval of the stockholders of the Company, will be effective if stockholder approval of the amendment is then required under Section 422 of the Code or the rules of the National Association of Securities Dealers, Inc. Options outstanding at the time the Stock Plan is terminated will continue to be exercisable in accordance with their respective terms.

FEDERAL INCOME TAX CONSEQUENCES

         This discussion sets forth only general federal tax principles affecting options which may be granted under the Stock Plan. Special rules may apply to option holders who are subject to Section 16 of the Securities Exchange Act of 1934, as amended.

         Under current federal income tax law, there are no federal income tax consequences to the Company or the option holder upon the granting of an option.

         An option holder who exercises an incentive stock option will not recognize income at the time of exercise for purposes of the regular income tax (although such option holder will realize income at such time for purposes of the alternative minimum tax in an amount equal to the amount by which the fair market value of the Common Stock received by the option holder exceeds the option price paid), and the Company will not be entitled to a tax deduction at such time. If the option holder holds shares of Common Stock received upon exercise of an incentive stock option for at least one year after exercise and two years from the date the incentive stock option was granted, then upon the sale of such shares, the option holder will recognize long-term capital gain and no tax deduction will be allowed to the Company. If the option holder sells or otherwise disposes of shares of Common Stock received upon exercise of an incentive stock option before such holding period is satisfied, then (a) the option holder will recognize ordinary income at the time of the disposition in an amount equal to the lesser of (i) the difference between the option price and the fair market value of the shares at the time the option was exercised, and
(ii) the difference between the option price and the amount realized upon the disposition of the shares, (b) such option holder will recognize short-term or long-term capital gain, depending upon whether the holding period for such shares is less or more than one year, to the extent of any excess of the amount realized upon the disposition of the shares over the fair market value of the shares at the time of exercise of the option, and (c) subject to the general rules concerning deductibility of compensation, the Company will be allowed a tax deduction in the amount that, and for its taxable year in which, the option holder recognizes ordinary income.

         Upon the exercise of an option which does not qualify as an incentive stock option, the option holder generally will recognize ordinary income equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Subject to the general rules concerning deductibility of compensation, the Company will be allowed a tax deduction in the amount that, and for its taxable year in which, the option holder recognizes ordinary income upon the exercise of a non-incentive stock option.

         The Stock Plan provides that, with the approval of the administrators of the Option Plan, an option holder may exercise an option by tendering shares of Common Stock owned by the option holder in lieu of cash, in which case generally no gain or loss will be recognized by the option holder with respect to the tendered shares if the option holder has held the tendered shares for the required holding period, if any. In the case of an incentive stock option, no income will be recognized by the option holder upon the receipt of additional shares of Common Stock as a result of such an exercise. In the case of a non-incentive stock option, the option holder will recognize ordinary income as a result of such an exercise in an amount equal to the fair market value of that number of shares equal to the excess of the number of shares received upon exercise of the option over the number of shares tendered by the option holder.

NEW PLAN BENEFITS

         The following table sets forth the numbers of shares underlying stock options which will be granted under the Stock Plan if the amendment to the Stock Plan is approved by the Company's stockholders. All such options shall have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Except as set forth below, the number of options that will be granted to individual participants under the amended Stock Plan are not determinable, as the Compensation Committee will make such determinations in its sole discretion.

                                                                            Number of Shares
                                                                            Underlying Stock
                     Name and Position                                       Options Granted
                     -----------------                                       ---------------
All Directors who are not Executive Officers as a Group                          15,000


BOARD RECOMMENDATION AND REQUIRED STOCKHOLDER VOTE

         The affirmative vote of a majority of the shares of Voting Stock represented at the Annual Meeting is required for approval of the amendment to the Stock Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE COMPANY'S 1994 STOCK OPTION PLAN FROM 1,925,000 SHARES TO 2,675,000 SHARES.


             PROPOSAL 3: APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Ernst & Young LLP as independent public accountants for the Company for the fiscal year ending December 31, 2001. A proposal to approve the appointment of Ernst & Young LLP will be presented at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements for the fiscal year ended December 31, 2000, and for all prior years. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer appropriate questions from stockholders. If the appointment of Ernst & Young LLP is not approved by the stockholders, the Board of Directors is not obligated to appoint other independent public accountants, but the Board of Directors will give consideration to such unfavorable vote.

BOARD RECOMMENDATION AND REQUIRED STOCKHOLDER VOTE

         The affirmative vote of a majority of the shares of Voting Stock represented at the Annual Meeting is required for approval of appointment of Ernst & Young LLP as the Company's independent public accountants. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Company's Board of Directors is composed of the following non-employee directors: Michael Green, Julius A. Vida and William
M. Wardell. All of the members of the Audit Committee are independent for purposes of the Nasdaq listing requirements. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the appointment of the Company's independent accountants.

         Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report on the Company's financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

         The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

         Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission.


Michael Greene
Julius A. Vida, Ph.D.
William M. Wardell, M.D., Ph.D.
Members of the Audit Committee

                                   AUDIT FEES

         Audit fees billed or expected to be billed to the Company by Ernst & Young LLP for the audit of the Company's financial statements for the fiscal year ended December 31, 2000 and for reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-Q for the last fiscal year totaled $40,200.


          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no services provided by Ernst & Young LLP for the design and implementation of financial information systems during the last fiscal year.

                                 ALL OTHER FEES

         Fees billed or expected to be billed to the Company by Ernst & Young LLP for all other non-audit services, including tax-related services, provided during the last fiscal year totaled $20,590.

                             SOLICITATION OF PROXIES

         All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of the Company's Common Stock. Although proxies are being solicited primarily by mail, officers and regular employees of the Company who will receive no extra compensation for their services, may solicit such proxies by telephone, telegraph, facsimile transmission or in person.

                                  OTHER MATTERS

         The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If any other business does properly come before the Annual Meeting, the persons named as proxies in the enclosed proxy will vote in accordance with their best judgment as to the best interests of the Company.


                STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

         Any stockholder proposals intended for the Company's Annual Meeting to be held in 2002 that are requested to be included in the Company's Proxy Statement must be received at the principal executive offices of the Company, 13911 Ridgedale Drive, Suite 250, Minnetonka, Minnesota 55305 by the close of business on December 10, 2001.

         Any other stockholder proposals to be presented at the Company's Annual Meeting to be held in 2002 must be received at the principal executive offices of the Company by the close of business on February 22, 2002.



                                           /s/ John Howell Bullion

                                           John Howell Bullion
                                           Chief Executive Officer and Secretary

Dated: April 6, 2001

                                                                      APPENDIX A

                              ORPHAN MEDICAL, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER


                                     FORWARD

The Audit Committee has an oversight responsibility with regard to the Company's financial control and reporting system and serves in an advisory capacity in that regard to the Board of Directors. The Board of Directors' charge to the Audit Committee should be defined in reasonably specific terms. Generally this is accomplished through a Board resolution which provides the Committee with a charter. A charter can provide guidance to the Committee as it strives to gain reasonable assurance that

     o management is properly discharging its responsibility for the Company's financial statements,

     o the financial statements have been prepared in accordance with generally accepted accounting principles,

     o    the system of internal accounting controls is adequate, and

     o management has devised and implemented a program for compliance with the Foreign Corrupt Practices Act.

The primary concerns of the Audit Committee are that internal accounting and administrative controls are adequate to ensure that --

     o    assets are safeguarded

     o    transactions are authorized

     o    transactions are properly recorded

The Audit Committee Charter should be reviewed by corporate counsel and approved by the Board of Directors. The Charter should be reviewed periodically and modified as necessary.


                              ORPHAN MEDICAL, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER


I.   Composition

     A. Audit Committee members will be recommended by the Chairman of the Board and will be designated by the Board of Directors.

     B.   The Audit Committee will be comprised of a minimum of three Directors.

     C.   Audit Committee members will be non-employee Directors.

     D. Audit Committee members will be free from any relationship which would interfere with the exercise of their independent judgment as members.

     E. Audit Committee members will serve until the Board of Directors shall designate their successors.

     F. The Audit Committee Chairman will be recommended by the Chairman of the Board and will be designated by the Board of Directors.

     G. Audit Committee membership should include, if possible, individuals with varied backgrounds and occupations.

     H. Audit Committee continuity should be achieved, if possible, through staggered appointments.

II.  Authorization

     A. Regarding the Company's financial statements and the external audit of same, the Audit Committee is authorized:

          1. To review and make recommendations to the Board of Directors with respect to the engagement or re-engagement of the independent public accounting firm to audit the financial statements for the then current fiscal year and to provide such other audit-related services as the Audit Committee believes desirable.

          2. To discuss and approve the overall scope of the external audit for the then current fiscal year.

          3. To discuss and, when appropriate, approve the external audit fees to be charged.

          4.   To discuss the results of the external audit.

          5. To discuss the management report of the independent public accounting firm regarding the external audit and the response by management thereto.

          6. To discuss the method of evaluation by the independent public accounting firm of the adequacy and effectiveness of the accounting procedures and internal accounting controls of the Company.

          7.   To review the audited annual financial statements of the Company.

          8. To review the financial statements included in any securities offering.

          9.   To review the quarterly financial statements of the Company.

          10. To establish procedures which ensure that the Audit Committee is advised on a timely basis of any breakdown in internal accounting controls or management fraud.

          NOTE: The current procedure calls for the Company's Chief Financial Officer to inform the Committee in writing of any material breakdown in internal accounting controls or any management fraud as soon as he/she is aware of same.

          11. To review significant transactions, contracts and other agreements that have a material affect on the financial statements.

          12. To discuss recent Financial Accounting Standards Board, Securities and Exchange Commission, or other regulatory pronouncements which might affect the Company's financial statements.

     B. The Audit Committee is authorized to review the engagement of an independent public accounting firm to provide non-audit services, including the terms of the engagement, the cost thereof and, if such firm has been retained to provide audit services, whether such non-audit services will, in the opinion of the Audit Committee, adversely affect the independence of the independent public accounting firm in carrying out its audit assignments as included in "A" above.

     C. The Audit Committee is authorized to review the accounting policies, procedures and principles adopted or continued by the management of the Company which, in the opinion of management, will conform to the standards required:

          1. for the purpose of maintaining or establishing the books, records, accounts and internal accounting controls of the Company in compliance with Section 102 of the Foreign Corrupt Practices Act of 1977, as codified in Section 13(b)(2) of the Securities Exchange Act of 1934, and

          2.   for the purposes of preventing or detecting:

               a. any improper or illegal disbursement of Company funds or property of value, or

               b. the making of any arrangement on behalf of the Company which may provide for or result in the improper or illegal disbursement of funds or property of value, in order that the Company shall be in compliance with Section 103(a) of the Foreign Corrupt Practices Act of 1977, as codified in
                    Section 30A of the Securities Exchange Act of 1934.

     D. The Audit Committee is authorized to review the overall scope of the Internal Audit program and to receive and discuss all internal audit reports. The Committee is also authorized to review the overall adequacy of the function and the competence of the personnel engaged in such function. This may include reviewing staffing requirements, budgetary matters and continuing professional development. The Committee must approve the hiring or termination of the Chief Internal Auditor.

     E. The Audit Committee is authorized to encourage access to the Committee by a representative of the independent public accounting firm (generally the engagement partner), by the internal audit function (generally the Director of Internal Audit of the Company), and by the Chief Financial Officer of the Company. Generally this is accomplished through private sessions with each of these persons. In addition, the Audit Committee may have a private executive session.

    NOTE: By providing the independent public accounting firm a communication channel independent of management, the Audit Committee enhances the independence of that firm.

     F. The Audit Committee is authorized to conduct investigations relating to financial affairs, records, accounts and reports as the Audit Committee may in its discretion deem desirable, or as the Board of Directors may from time to time request. Such investigations may include the need for internal staff support and/or external support including accountants, attorneys and consultants.

     G. The Audit Committee is authorized to discuss the quality and depth of staffing in the accounting and financial departments of the Company.

     H. The Audit Committee must be advised by management when the Company is seeking a second opinion on a significant accounting/financial reporting issue.

     I. The Audit Committee is authorized to annually review the program which monitors compliance with the Company's Business Conduct policy.

     J. The Audit Committee is authorized to review and approve all proposed transactions between the Company and members of the Board of Directors or management.

     K. The Audit Committee is authorized to verbally report its findings to the Board of Directors and will maintain minutes of each Committee meeting.

                              ORPHAN MEDICAL, INC.




                       13911 RIDGEDALE DRIVE, SUITE 250
[ORPHAN MEDICAL LOGO]  MINNETONKA, MN 55305                                PROXY

--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned, having duly received the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 6, 2001, revoking all prior proxies, hereby appoints John Howell Bullion and Timothy G. McGrath, and each of them, with the power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of Orphan Medical, Inc. (the "Company") to be held on May 24, 2001, at 3:30 p.m. local time, and at all adjournments thereof, as specified below on each matter referred to, and, in their discretion, upon any other matters which may be brought before the meeting.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




            (continued and to be dated and signed on the other side)

                             - Please detach here -
--------------------------------------------------------------------------------


SHARE AMOUNTS


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.   Proposal to elect six directors:

[ ] Vote For all nominees listed below (except as marked to the contrary below)

[ ] WITHOLD AUTHORITY to vote for all nominees listed below:

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

     01 John Howell Bullion                02 Michael Greene
     03 Julius A. Vida, Ph.D.              04 Lawrence C. Weaver, Ph.D., D.Sc. (Hon.)
     05 William M. Wardell, M.D., Ph.D.    06 W. Leigh Thompson, Ph.D., M.D.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED TO THE RIGHT.

2. Proposal to approve an amendment to the Company's 1994 Stock Option Plan to increase the number of shares authorized for issuance under the plan from 1,925,000 shares to 2,675,000 shares.

     [ ] For          [ ] Against          [ ] Abstain

3. Proposal to approve the appointment of Ernst & Young LLP as independent public accountants for the fiscal year ending December 31, 2001.

     [ ] For          [ ] Against          [ ] Abstain

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN ITEM 1, FOR ITEM 2, FOR
ITEM 3 AND IN THE DIRECTION OF THE NAMED PROXIES ON ALL OTHER MATTERS.

Address Change? Mark Box [ ]
Indicate changes below:

Dated: __________________________________


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

Signature(s) in Box

Please sign exactly as name appears below. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.